APRIL 7, 2016

SUPPLEMENT TO

THE HARTFORD WORLD BOND FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS DATED MARCH 1, 2016, AS AMENDED APRIL 7, 2016

Robert L. Evans has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, the sub-adviser to The Hartford World Bond Fund (the “Fund”), as of December 31, 2016.  Accordingly, Mr. Evans will no longer serve as a portfolio manager to the Fund effective June 30, 2016.  Mark H. Sullivan, CFA has been a portfolio manager for the Fund since its inception in 2011 and will continue to serve as a portfolio manager for the Fund.  Accordingly, until June 30, 2016, the above referenced Summary Prospectus is revised as follows:

Under the heading “MANAGEMENT,” the following information is added:

Portfolio Manager	Title	Involved with Fund Since
Robert L. Evans	Senior Managing Director and Fixed Income Portfolio Manager	2011

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7267	April 2016